                                                                    EXHIBIT 10.2

                               CRAWFORD & COMPANY
                       1997 KEY EMPLOYEE STOCK OPTION PLAN

                  (Restated for February 1, 2000 Amendment and
                    March 11, 1997 Three-for-Two Stock Split)

     Section 1. Plan Established. Crawford & Company, a Georgia corporation, hereby adopts as of the 4th day of February, 1997, this 1997 Key Employee Stock Option Plan, pursuant to which certain of the Key Employees of the Company and Subsidiary Corporations, to be selected and determined as hereinafter set forth, may be granted Options to purchase shares of the Class A Common Stock of the Company; provided that no Option granted under the Plan will be exercisable until shareholder approval of the Plan has been obtained and provided further that the Plan and any Options granted under it will terminate if shareholder approval is not received for the Plan within twelve (12) months after the date first written above.

     Section 2. Purpose of Plan. The purpose of the Plan is to strengthen the Company and those corporations which are or later become Subsidiary Corporations, by providing to specific Key Employees added incentives for high levels of performance and to encourage stock ownership in the Company. The Plan seeks to accomplish these goals by providing a means whereby these Key Employees may be given an opportunity to purchase, by way of option, shares of Stock of the Company.

     Section 3. Definitions:

     (a) "Board" means the Board of Directors of the Company.

     (b) "Code" means the Internal Revenue Code of 1986, as amended.

     (c) "Committee" means the Senior Compensation and Stock Option Committee of the Board, or such other or successor committee as the Board may, from time to time, establish.

     (d) "Company" means Crawford & Company, a Georgia corporation, and any successor to such corporation.

     (e) "Incentive Stock Option" means an Option intended to meet all the requirements of Section 422 of the Code and the regulations thereunder.

     (f) "Fair Market Value" means (1) the closing price for a share of Stock on the New York Stock Exchange (or if Stock is no longer traded on the New York Stock Exchange, on the exchange or quotation system which reports or quotes the closing price for a share of Stock) as accurately reported for any date (or, if no shares of Stock are traded on such date, for the immediately preceding date on which shares of Stock were traded) in The Wall Street Journal (or if The Wall Street Journal no longer reports such price, in a newspaper or trade journal selected by the Committee) or (2) if no such price quotation is available, the price which the Committee, acting in good faith, determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     (g) "Key Employee" means full-time, salaried employees of the Company or a Subsidiary Corporation, as selected by the Committee.

     (h) "Non-Qualified Stock Option" means any Option, other than an Incentive Stock Option.

     (i) "Option" means any option awarded under this Plan.

     (j) "Optionee" means any Key Employee awarded an Option.

     (k) "Plan" means this Crawford & Company 1997 Key Employee Stock Option Plan, as amended from time to time.

     (l) "Stock" means the Class A Common Stock of the Company.

     (m) "Subsidiary Corporation" means any corporation which is a subsidiary corporation (within the meaning of Section 425(f) of the Code) of the Company.

     Section 4. Eligibility. Key Employees, who have been selected as provided in Section 5, will be eligible to receive Options; provided, however, that Key Employees owning more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary Corporation will be eligible to receive Incentive Stock Options only if: (i) the option price is at least 110% of the Fair Market Value (at the time the option is granted) of the shares issued under the Option; and (ii) the Incentive Stock Option may not be exercised after the expiration of five (5) years from the date the Incentive Stock Option is granted.

     Section 5. Administration and Grant of Options. The Plan will be administered by the Committee consisting of two or more directors appointed by the Board who are "non-employee directors" (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934) and "outside directors" (within the meaning of Section 162(m) of the Code). Subject to the express provisions of the Plan, the Committee will have complete authority to determine those Key Employees to whom, the time or times, and the price at which Options may be granted, the option periods, the number of shares subject to each Option, and whether an Option will be granted as an Incentive Stock Option or a Non-Qualified Stock Option. Subject to the express provisions of the Plan, the Committee will also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations consistent with the Plan and relating to it, to determine the terms and provisions of each option agreement (which need not be the same), to determine the rights and obligations of Optionees under the Plan, and to make all other determinations necessary or advisable in the administration of the Plan.

     Section 6. Shares Subject to the Plan. The maximum aggregate number of shares in respect to which Options may be granted is 6,250,000 shares of Stock. The aggregate number of shares which may be subject to Options granted to any one Key Employee under the Plan shall not exceed 1,500,000. The maximum aggregate number of shares which may be granted under the Plan or to any one Key Employee is subject, however, to increase or decrease pursuant to the provisions of Section 13. More than one Option may be granted to the same Key Employee. If any Option will terminate for any reason without having been exercised in full, the shares applicable to the unexercised portion of the Option will become available for other Options under this Plan, unless the Plan is then terminated. The Plan will continue for a period of ten (10) years from the date upon which it is adopted; provided however, that the Board may terminate the Plan at any time within its absolute discretion. No such termination, other than as provided for in Sections 1 and 14, will in any way affect any Option then outstanding.

     Section 7. Number of Shares. Subject to the express provision of the Plan, the Committee will determine the number of shares to be covered by any Option granted to an Optionee provided, however, that the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock for which any Key Employee may exercise Incentive Stock Options in any calendar year (under any plans of the Company or any Subsidiary Corporation) will not exceed $100,000.

     Section 8. Option Price. The option price of the shares under each Option shall be set by the Committee at the time of grant and, subject to Section 4, such option price will not be less than the Fair Market Value of the shares on the date of the grant of the Option.

     Section 9. Exercise of Options

     (a) Subject to the provisions of Sections 1 and 14, each Option will become exercisable at such times and in such installments as the Committee will provide in the terms of the option agreement; provided, however, that the Committee may, on terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

     (b) The Option will be exercised by the Optionee's giving written notice to the Company's Corporate Secretary specifying (i) the number of full shares to be purchased and (ii) the method of payment, in accordance with Section
     10. Where an Option is being exercised at any time only in part, not less than fifty (50) shares will be covered by any such partial exercise.

     Section 10. Payment of the Option Price and Taxes.

     (a) Full payment of the option price for the number of shares specified in the notice of exercise delivered pursuant to Section 9 shall accompany such notice of exercise. Additionally, in the case of the exercise of a Non-Qualified Option, the Optionee shall deliver to the Company, or make arrangements satisfactory to the Company, for the payment of any withholding or other taxes which are required to be paid by or collected on behalf of the Optionee by reason of the exercise.

     (b) The option price and required withholding or other taxes may be paid
     (i) in cash or certified check; (ii) by delivery to the Company of shares of Stock with a Fair Market Value on the exercise date equal to the option price and any required withholding or other taxes; or (iii) by any combination of (i) or (ii).

     Section 11. Termination of the Option. Each Option will specify a date upon which the Option will terminate if it has not then been exercised in full. The termination date will, in each instance, be fixed by the Committee, but in no event will an Option permit the exercise thereof after the earlier of termination of the Option as described in Sections 1 or 14 hereof or ten (10) years from date of grant.

     Section 12. Non-Transferable. No Option will be assignable or transferable except by will or by laws of descent and distribution. Any other attempted assignment or transfer, or any attempted pledge, hypothecation or other disposition of, or levy of any execution, attachment or similar process upon any Option will be null and void and without effect. During the lifetime of an Optionee, the Option will be exercisable only by the Optionee.

     Section 13. Change in Capitalization. If the outstanding shares of Stock are increased, decreased, or changed into, or exchanged for a different number or kind of shares or securities of the Company, without receipt of consideration by the Company, through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, an appropriate and proportionate adjustment will be made in the number and kind of shares as to which Options may be granted. A corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised Options, or portions thereof, which will have been granted prior to any such change will likewise be made. Any such adjustment, however, in an outstanding Option will be made without change in the total price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the number of shares and price for each share subject to the Option. Adjustments under this Section will be made by the Board or the Committee, whose determination as to what adjustments will be made, and to the extent thereof, will be final and conclusive. No fractional shares of Stock will be issued under the Plan on account of any such adjustment.

     Section 14. Mergers or Consolidations. Not less than thirty (30) days prior to the dissolution or liquidation of the Company or a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company will not be the surviving or resulting corporation, or a sale of substantially all of the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Stock outstanding immediately preceding the merger are converted by virtue of the merger to other property (a "Terminating Event"), the Board or the Committee will notify each Optionee of the pendency of the Terminating Event. Upon delivery of the notice, any Option granted prior to the Terminating Event will be exercisable in full. Upon the date thirty (30) days after delivery of the notice, any Option or portion thereof not exercised will terminate, and upon the effective date of the Terminating Event, the Plan will terminate, unless provision is made in connection with the Terminating Event for assumption of Options previously granted, or substitution for such Options of new options offering stock of a successor employer corporation, or a parent or subsidiary corporation thereof, solely at the option of the successor corporation or parent or subsidiary corporation, with appropriate adjustments as to the number and kind of shares and prices.

     Section 15. Disposition of Shares. Any Optionee who acquires Stock pursuant to an Option will, so long as he or she remains an employee of the Company or Subsidiary Corporation, be obligated to advise the Company in the case of each sale or other disposition of any Stock so acquired, such advice to be given to the Company immediately upon the occurrence of any such sale or other disposition.

     Section 16. Option Agreement. Each Option granted will be evidenced by a written stock option agreement executed by the Company, and will contain each of the provisions and agreements herein specifically required to be contained therein, and in addition it may contain other terms and conditions as the Committee may deem desirable and which are not inconsistent with the Plan.

     Section 17. Qualification of Plan. It is intended that each Incentive Stock Option to be issued under this Plan will qualify as and be subject to exercise only to the extent that it does qualify as an "incentive stock option" as defined in Section 422 of the Code. The Board may make any amendment to the Plan which, in the opinion of the counsel of the Company, will be required to obtain or maintain such conformity.

     Section 18. Amendment of Plan. The Board may make changes in the Plan, and with consent of the Optionee, in the terms and conditions of his or her Option, as it will deem advisable, but may not, without the approval of the shareholders of the Company: (a) increase the maximum number of shares of Stock subject to the Plan (except as may be done pursuant to Section 13); (b) decrease the minimum option price requirement contained in Section 8 (except as may be done pursuant to Section 13); (c) extend the term of the Plan or the term of any Option beyond 10 years; (d) decrease the option price applicable to any Option granted under the Plan (except as may be done pursuant to Section 13); (e) withdraw the administration of the Plan from the Committee; (f) permit any member of the Committee to be eligible to hold or receive Options under the Plan; or (g) alter any outstanding Option agreement to the detriment of the Optionee, without the consent of the Optionee (except as may be done pursuant to Section 13).

     Section 19. Type of Option Granted. Both Incentive Stock Options and Non-Qualified Stock Options may be granted under the Plan. The Committee, at its sole discretion, will determine whether an Option granted under the Plan to a Key Employee will be an Incentive Stock Option or a Non-Qualified Stock Option. The Committee may make such determination in any manner that it chooses, including but not limited, to, an option-by-option or employee-by-employee basis. The Committee will, at the time of grant, clearly designate the intended nature of any Option granted, whether as an Incentive Stock Option or Non-Qualified Stock Option.

     Section 20. Applicable Law; Severability; Interpretation. The Plan will be construed, administered, and governed in all respects in accordance with the laws of the State of Georgia; provided, however, that if any provision is susceptible to more than one interpretation, it will be interpreted in a manner consistent with the Plan being an incentive stock option plan under Section 422 of the Code. If any provision of the Plan will be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan will continue to be fully effective. For purposes of this Plan, references to the masculine shall include the feminine, reference to the singular shall include the plural, and references to the plural shall include the singular.

     Section 21. Shares Reserved. The Company will at all times during the term of the Plan reserve and keep available the number of shares of Stock as will be sufficient to satisfy the requirements of the Plan, and will pay all fees and expenses necessarily incurred by the Company in connection therewith.

     Section 22. No Shareholder Rights. No Optionee shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or her under this Plan or his or her exercise of such Option pending the actual delivery of Stock subject to such Option to such Optionee.

     Section 23. No Contract of Employment. The grant of an Option under this Plan shall not constitute a contract of employment and shall not confer on an Optionee any rights in connection with the termination of his or her employment in addition to those rights, if any, expressly set forth in the option agreement which evidences his or her Option.

     Section 24. Titles. Titles are provided in this Plan for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     On this 1st day of February, 2000, I hereby certify that the foregoing Plan, restated for the March 11, 1997 three-for-two stock split, was duly amended by the Board on this date.


                                        /s/ JUDD F. OSTEN
                                        ----------------------------------------
                                        Judd F. Osten
                                        Corporate Secretary

(Corporate Seal)

     On this ___ day of _________, 2000, I hereby certify that the foregoing restated and amended Plan was duly approved by the shareholders on _______ __, 2000.


                                        ----------------------------------------
                                        Judd F. Osten
                                        Corporate Secretary

(Corporate Seal)